Filed Pursuant to Rule 497
Registration No. 333-196520

PROSPECTUS SUPPLEMENT NO. 1 MARCH 30, 2015
GRIFFIN-BENEFIT STREET PARTNERS BDC CORP.
SUPPLEMENT NO. 1 DATED MARCH 30, 2015
TO THE PROSPECTUS DATED JANUARY 20, 2015
This document supplements, and should be read in conjunction with, the prospectus of Griffin-Benefit Street Partners BDC Corp. dated January 20, 2015. Unless otherwise defined in this supplement, capitalized terms used in this supplement shall have the same meanings as set forth in the prospectus.
The purpose of this supplement is to disclose:

•	an update on the status of our offering;

•	our entry into an expense support and conditional reimbursement agreement with our Advisor, and the material terms of such agreement;

•	our determination that sales of our shares offered pursuant to the prospectus will close on a weekly basis, and corresponding updates related thereto;

•	changes to the composition of GBA's Investment Committee and the vote required for approval of investment decisions;

•	revisions to the description of our Investment Advisory Agreement contained in certain sections of our prospectus;

•	revisions to the description of our share repurchase program contained in certain sections of our prospectus; and

•	a revision to the "Description of our Securities" section of our prospectus to clarify that stockholders may remove a director during his or her term only for cause.
Status of Our Offering
We commenced the initial public offering of shares of our common stock on January 20, 2015. Until our receipt and acceptance of subscriptions aggregating at least $2.5 million, all subscription proceeds have been and will be placed in escrow pursuant to the terms of an escrow agreement with UMB Bank, N.A. As of March 30, 2015, we have not satisfied the initial escrow conditions of this offering.
Expense Support and Conditional Reimbursement Agreement
On March 25, 2015, we entered into an expense support and conditional reimbursement agreement by and between us and our Adviser (the "Expense Support Agreement"). The Expense Support Agreement will be filed with the Securities and Exchange Commission as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2014.
In connection with our entry into the Expense Support Agreement, our prospectus is hereby amended as follows:
The following paragraph is added as (i) the third full paragraph of footnote 3 under "Fees and Expenses" on page 24 of the prospectus; (ii) the second full paragraph of footnote 3 under "Compensation of the Dealer Manager, The Adviser and Certain Non-Affiliates" on page 29 of the prospectus; and (iii) the third full paragraph under "Distributions" on page 64 of the prospectus:
Pursuant to an expense support and conditional reimbursement agreement between us and GBA, GBA has agreed to reimburse us for expenses in an amount that is sufficient to: (i) ensure that no portion of our distributions to shareholders will be paid from our offering proceeds or borrowings, and/or (ii) reduce our operating expenses until we have achieved economies of scale sufficient to ensure that we bear a reasonable level of expense in relation to our investment income. Under certain conditions GBA would be entitled to reimbursement of such expenses. See "Expense Support and Conditional Reimbursement Agreement."
The following section entitled "Expense Support and Conditional Reimbursement Agreement" is added after "Administration Agreement" on page 122 of the prospectus:
Expense Support and Conditional Reimbursement Agreement
Pursuant to the expense support and conditional reimbursement agreement, GBA has agreed to reimburse us for expenses in an amount that is sufficient to: (i) ensure that no portion of our distributions to shareholders will be paid from our offering proceeds or borrowings, and/or (ii) reduce our operating expenses until we have achieved economies of scale sufficient to ensure that we bear a reasonable level of expense in relation to our investment income. Pursuant to the expense support and conditional reimbursement agreement, we will have a conditional obligation to reimburse GBA for any amounts funded by GBA under such agreement if, during any fiscal quarter occurring within three years of the date on which GBA funded such amount, the sum of our net investment income for tax purposes, net capital gains and the amount of any dividends and other distributions paid to us on account of investments in portfolio companies (to the extent not included in net investment income or net capital gains for tax purposes) exceeds the distributions paid by us to shareholders. We or GBA may terminate the expense reimbursement agreement at any time. GBA has indicated that it expects to continue such reimbursements until it deems that we have achieved economies of scale sufficient to ensure that we bear a reasonable level of expenses in relation to our income. If we terminate the investment advisory agreement with GBA, we will be required to repay GBA all reimbursements funded by GBA within three years of the date of termination. The specific amount of expenses reimbursed by GBA, if any, will be determined at the end of each quarter. There can be no assurance that the expense reimbursement agreement will remain in effect or that GBA will reimburse any portion of our expenses in future quarters.
Closing and Issuance of Shares
On March 25, 2015, our board of directors approved resolutions allowing us to hold closings and issue shares on a weekly basis, rather than on a semi-monthly basis as initially described in our prospectus. Accordingly, all references in our prospectus to semi-monthly closings are hereby revised to state that such closings will occur weekly.
Investment Committee
On March 27, 2015, GBA appointed Howard S. Hirsch as a member of the Investment Committee. Accordingly, all mentions within our prospectus as to the composition of the Investment Committee are hereby revised to include Mr. Hirsch as a member of such committee. Mr. Hirsch's biographical information can be found on pages 104-105 of our prospectus.
In addition, GBA made the determination that decisions by the Investment Committee may be made by majority vote, rather than unanimous vote. This decision was based in part upon our decision to hold closings and issue shares on a weekly basis, as GBA felt that it was in the best interest of our stockholders for the Investment Committee to have the ability to approve investments more expeditiously to accommodate such weekly events. Accordingly, all mentions within our prospectus to the effect that decisions of the Investment Committee require unanimous approval are hereby revised to state that a majority approval is required.
Revisions to Description of Investment Advisory Agreement
The second full paragraph under "Management - Compensation of Executive Officers" on page 108 of the prospectus is hereby removed and replaced with the following paragraph:
The investment advisory agreement and the administration agreement each provide that GBA, our Administrator and their respective officers, directors, controlling persons and any other person or entity affiliated with it acting as our agent shall be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by GBA or our Administrator or such other person, and GBA, our Administrator and such other person shall be held harmless for any loss or liability suffered by us, if (i) GBA or our Administrator has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests, (ii) GBA or our Administrator or such other person was acting on behalf of or performing services for us, (iii) the liability or loss suffered was not the result of willful misfeasance, bad faith or gross negligence by GBA, our Administrator or an affiliate thereof acting as our agent, and (iv) the indemnification or agreement to hold GBA, our Administrator or such other person harmless is only recoverable out of our net assets and not from our stockholders.
The paragraph under "Investment Advisory Agreement - Indemnification" on page 117 of the prospectus is hereby removed and replaced with the following paragraph:
Our articles of incorporation and the investment advisory agreement provide that GBA and its officers, directors, controlling persons and any other person or entity affiliated with it acting as our agent will not be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by the adviser, nor will GBA be held harmless for any loss or liability suffered by us, unless (i) GBA has determined, in good faith, that the course of conduct that caused the loss or liability was in our best interests, (ii) GBA was acting on behalf of or performing services for us, (iii) the liability or loss suffered was not the result of willful misfeasance, bad faith or gross negligence by GBA or an affiliate thereof acting as our agent, and (iv) the indemnification or agreement to hold GBA harmless is only recoverable out of our assets and not from our stockholders.
The second full paragraph on page 134 of the prospectus under "Description of our Securities - Limitation on Liability of Directors and Officers; Indemnification and Advancement of Expenses" is hereby removed and replaced with the following:
The investment advisory agreement provides that GBA and its officers, managers, controlling persons and any other person or entity affiliated with it acting as our agent will not be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by GBA or such other person, nor will GBA or such other person be held harmless for any loss or liability suffered by us, unless: (1) GBA or such other person has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests; (2) GBA or such other person was acting on behalf of or performing services for us; (3) the liability or loss suffered was not the result of willful misfeasance, bad faith or gross negligence by GBA or such other person acting as our agent; and (4) the indemnification or agreement to hold GBA or such other person harmless for any loss or liability suffered by us is only recoverable out of our net assets and not from our stockholders. In accordance with the 1940 Act, we will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.
Revisions to Description of Share Repurchase Program
The third bullet under "Prospectus Summary - Risk Factors - Risks Related to an Investment in Our Common Stock" on page 12 of the prospectus is hereby removed and replaced with the following:

•	Although we intend to implement a share repurchase program, we have the right to suspend the program, cease repurchases or terminate the program at any time upon 30 days' notice.
The third paragraph under "Prospectus Summary - Share Repurchase Program" on page 17 of the prospectus is hereby removed and replaced with the following:
We currently intend to limit the number of shares to be repurchased during any calendar quarter to the number of shares we can repurchase with the proceeds we receive from the sale of our shares pursuant to our distribution reinvestment plan. Although we intend to implement a share repurchase program, we have the right to suspend the program, cease repurchases or terminate the program at any time upon 30 days' notice. In addition, we will limit the number of shares to be repurchased in any calendar year to 10% of the weighted average number of shares of common stock outstanding in the prior calendar year. These limits may prevent us from accommodating all requests made in any year. We will offer to repurchase shares on each repurchase date at a price equal to 90% of the offering price in effect on such repurchase date.
The first risk factor under "Risk Factors" on page 43 of the prospectus is hereby removed and replaced with the following:
Although we intend to implement a share repurchase program, we have the right to suspend the program, cease repurchases or terminate the program at any time upon 30 days' notice.
Although we intend to implement a share repurchase program, we will have discretion to not repurchase your shares, to suspend the share repurchase program and to cease repurchases. Further, the share repurchase program has many limitations and should not be relied upon as a method to sell shares promptly or at a desired price. Our board of directors may amend, suspend or terminate the share repurchase program upon 30 days' notice. You may not be able to sell your shares at all in the event our board of directors amends, suspends or terminates the share repurchase program, absent a liquidity event. We will notify you of such developments (1) in our quarterly reports or (2) by means of a separate mailing to you, accompanied by disclosure in a current or periodic report under the Exchange Act. The share repurchase program has many limitations and should not be relied upon as a method to sell shares of common stock promptly or at a desired price.
The fourth paragraph under "Share Repurchase Program" on page 162 of the prospectus is hereby removed and replaced with the following:
We currently intend to limit the number of shares of common stock to be repurchased during any calendar year to the number of shares of common stock we can repurchase with the proceeds we receive from the issuance of shares of our common stock pursuant to our distribution reinvestment plan. Although we intend to implement a share repurchase program, we have the right to suspend the program, cease repurchases or terminate the program at any time upon 30 days' notice. At the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase common stock. In addition, we will limit the number of shares of common stock to be repurchased in any calendar year to 10% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each quarter, though the actual number of shares of common stock that we offer to repurchase may be less in light of the limitations noted above. We will offer to repurchase such common stock on each date of repurchase at a price equal to 90% of the current offering price in effect on each date of repurchase.
Revision to "Description of our Securities"
The second full paragraph under "Description of our Securities - Provisions of the Maryland General Corporation Law and Our Charter and Bylaws - Number of Directors; Vacancies; Removal" on page 135 of the prospectus is hereby removed and replaced with the following:
Under the mandatory provisions of the MGCL, our stockholders may remove a director during his or her term only for cause and by the affirmative vote of a majority of all the votes entitled to be cast in the election of directors.

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